UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 28, 2003
                                                 -------------------------------

J.P. Morgan Chase Commercial Mortgage Securities Corp. (as depositor under the Pooling and Servicing Agreement, dated as of March 28, 2003, relating to the J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2003-C1)

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             (Exact name of registrant as specified in its charter)

          New York                     333-85954-07               13-3789046
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(State or other jurisdiction           (Commission              (IRS Employer
      of incorporation)                File Number)          Identification No.)

270 Park Avenue
New York, New York                                                      10167
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(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code (212) 834-9280
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         (Former name or former address, if changed since last report.)

Item 5. Other Events.

            Attached as Exhibit 4 is the Pooling and Servicing Agreement (as defined below) for J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2003-C1. On March 28, 2003, J.P. Morgan Chase Commercial Mortgage Securities Corp. (the "Company") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of March 28, 2003 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Wachovia Bank, National Association, as servicer Lend Lease Asset Management, L.P., as special servicer, and Wells Fargo Bank Minnesota, N.A., as trustee, of J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2003-C1 (the "Certificates"), issued in twenty-four classes. The Class A-1, Class A-2, Class B, Class C, Class D and Class E Certificates, with an aggregate scheduled principal balance as of March 28, 2003 of $954,234,000 were sold to J.P. Morgan Securities Inc., Salomon Smith Barney, Inc., CIBC World Markets Corp., and Credit Suisse First Boston LLC (collectively, the "Underwriters"), pursuant to an Underwriting Agreement, dated as of March 21, 2003, by and among the Company and the Underwriters.

            Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

Item 7. Financial Statements and Exhibits.

            (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                             Description
-----------------                       -----------

(EX-4) Pooling and Servicing Agreement, dated as of March 28, 2003, among J.P. Morgan Chase Commercial Mortgage Securities Corp., Wachovia Bank, National Association, Lend Lease Asset
                                        Management, L.P. and Wells Fargo Bank
                                        Minnesota, N.A.

SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 9, 2003


                                        J.P. MORGAN CHASE COMMERCIAL MORTGAGE
                                        SECURITIES CORP.


                                        By:    /s/ Dennis Schuh
                                               ---------------------------------
                                        Name:  Dennis Schuh
                                        Title: Vice President

                                INDEX TO EXHIBITS

                                                                  Paper (P) or
Exhibit No.       Description                                     Electronic (E)
-----------       -----------                                     --------------

(EX-4)            Pooling and Servicing Agreement, dated as             E
                  of March 28, 2003, among J.P. Morgan Chase
                  Commercial Mortgage Securities Corp.,
                  Wachovia Bank, National Association, Lend
                  Lease Asset Management, L.P. and Wells
                  Fargo Bank Minnesota, N.A.